UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2019

W&T Offshore, Inc.
(Exact name of registrant as specified in its charter)

1-32414
(Commission File Number)

Texas	72-1121985
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

Nine Greenway Plaza, Suite 300
Houston, Texas 77046
(Address of Principal Executive Offices)

713.626.8525
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001	WTI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On September 5, 2019, W&T Offshore, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report its completion of the purchase on August 30, 2019 of the interests of Exxon Mobil Corporation and certain of its subsidiaries in, and operatorship of, certain oil and gas producing properties in the eastern region of the Gulf of Mexico, offshore Alabama, and related onshore facilities and pipelines (“the Mobile Bay Properties”).

The Initial 8-K also stated that the required financial statements and pro forma financial information related to the Mobile Bay Properties would be filed by an amendment to the Initial 8-K.  This amendment on Form 8-K/A amends and supplements the Initial 8-K to include financial statements and pro forma financial information as described in Items 9.01(a) and 9.01(b).  No other amendments are being made to the Initial 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited statement of revenues and direct operating expenses of the Mobile Bay Properties for the year ended December 31, 2018 and related notes and the related unaudited supplementary disclosures for oil and gas activities; and the unaudited statements of revenues and direct operating expenses of the Mobile Bay Properties for the six months ended June 30, 2019 and 2018 and related notes are attached as Exhibit 99.1 hereto and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations for the nine month period ended September 30, 2019 and for the year ended December 31, 2018 and the related notes showing the pro forma effects of acquiring the Mobile Bay Properties; and the related unaudited pro forma supplementary disclosures for oil and gas activities are attached as Exhibit 99.2 hereto and incorporated herein by reference.  A pro forma condensed combined balance sheet as of September 30, 2019 is not presented as the completion of the purchase of the Mobile Bay Properties was reflected in the Company's condensed consolidated balance sheet dated September 30, 2019, as reported on Form 10-Q for the quarter ended September 30, 2019.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP

99.1

Audited statement of revenues and direct operating expenses of the Mobile Bay Properties for the year ended December 31, 2018 and related notes and the related unaudited supplementary disclosures for oil and gas activities; and the unaudited statements of revenues and direct operating expenses of the Mobile Bay Properties for the six months ended June 30, 2019 and 2018 and related notes.

99.2

Unaudited pro forma condensed combined statements of operations for the nine month period ended September 30, 2019 and for the year ended December 31, 2018, and the related notes and the related unaudited  pro forma supplementary disclosures for oil and gas activities showing the pro forma effects of acquiring the Mobile Bay Properties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC. (Registrant)

Dated: November 15, 2019	By:	/s/ Shahid A. Ghauri
	Name:	Shahid A. Ghauri
	Title:	Vice President, General Counsel and Corporate Secretary